                                                                 EXHIBIT 10.31.7


                              AMENDED AND RESTATED
                       COLLATERAL ASSIGNMENT OF OPERATING
                      AGREEMENTS AND MANAGEMENT CONTRACTS
                                    (MASTER)

         THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF OPERATING AGREEMENTS AND MANAGEMENT CONTRACTS (this "Collateral Assignment") is made this 23rd day of December, 1997, by SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership (the "Borrower"), and SUNRISE ASSISTED LIVING MANAGEMENT, INC., a Virginia corporation, formerly known as Sunrise Terrace, Inc. (the "Management Company"; the Borrower and the Management Company being hereinafter referred to collectively and individually as the "Assignor"), to NATIONSBANK, N.A. as agent (the "Agent") for itself and for certain additional lenders (collectively with the Agent, the "Lenders") who are participating in a bank group pursuant to an Amended and Restated Agency Agreement of even date herewith (as amended, restated or substituted from time to time, the "Agency Agreement").

                                R E C I T A L S

         A. The Borrower obtained from the Agent and certain other lenders (collectively, the "Original Lenders") a credit facility in the maximum principal sum of $90,000,000 (the "Original Credit Facility") which was a non-revolving line of credit pursuant to which the Borrower could obtain certain construction/interim loans (each a "Facility Loan;" collectively, the "Facility Loans") for assisted living facilities and independent living facilities. The Original Credit Facility has been evidenced by a Master Promissory Note dated June 13, 1996 as amended pursuant to a First Amendment to Master Promissory Note dated September 5, 1996 and by a Second Amendment to Master Promissory Note dated March 31, 1997 (collectively, the "Master Note").

         B. In connection with the making of each Facility Loan, the Borrower executed a promissory note in the maximum principal sum of each Facility Loan (each a "Facility Note" and collectively, the "Facility Notes"). Availability under the Master Note was reduced by the principal sum of each Facility Note. In connection with the Original Credit Facility, the Management Company executed a Collateral Assignment of Operating Agreements and Management Contracts dated June 13, 1996 for the benefit of the Original Lenders (the "Original Collateral Assignment").

         C. The Borrower has applied to the Lenders to increase the maximum principal sum of the Original Credit Facility to $250,000,000 or such greater amount as the Lenders may from time to time commit to lend pursuant to the Agency Agreement (such increased and modified credit facility being hereinafter referred to as the "Credit Facility" or the "Loan") and to provide that the Credit Facility will be revolving. Advances or readvances are to be made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated the same date as this Agreement by and between the Agent and the Borrower (as amended, restated or substituted from time to time, the "Financing Agreement") and that certain Amended and Restated Master Construction Loan Agreement dated the same as this Agreement by and between the Agent and the Borrower (as amended, restated or substituted from time to time, the "Construction Agreement").

         D. The Loan will be evidenced by an Amended, Restated and Increased Master Promissory Note (as amended, restated, renewed or resubstituted from time to time, the "Note"). The Note will be secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrower or a Guarantor Subsidiary in favor of the Lenders covering the Borrower's or the Guarantor Subsidiary's interest in the Land and the Improvements for the applicable Facility (as defined hereinafter) and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by certain Financing Documents (as defined in the Financing Agreement).

         E. The Management Company is one hundred percent (100%) owned by Sunrise Assisted Living, Inc., a Delaware corporation.

         F. The Lenders have agreed to make the Loan to the Borrower with the condition precedent that, to the extent permitted by Laws (as hereinafter defined) and the applicable Operating Agreements (as hereinafter defined) and Contracts (as hereinafter defined), the Assignor collaterally assigns to the Agent on behalf of the Lenders and their respective successors and assigns, all of their right, title and interest in, under and to any and all contracts and agreements previously, now or hereafter at any time executed and delivered by the Assignor with respect to the acquisition, operation, maintenance, and management of and employment of those assisted living facilities and/or independent living facilities owned by the Borrower or a Guarantor Subsidiary which are encumbered by a Deed of Trust (individually, the "Facility", collectively, the "Facilities"), or otherwise concerning the operations and business of the Facilities, including, without limitation: (i) any and all agreements entered into by the Assignor in connection with the operation of the Facilities (hereinafter collectively referred to as the "Operating Agreements") and (ii) any and all service and maintenance contracts, any and all employment contracts, any and all management contracts, consulting agreements, medical service agreements, transfer agreements, laboratory servicing agreements, physician, other clinician or other professional services provider contracts, resident agreements, food and beverage service contracts, pharmaceutical contracts and all other contracts for the maintenance of, or provision of services to the Facilities, and including, but not limited to, the Management Agreement to be entered into on or before the issuance of the first certificate of occupancy for the Facilities (the "Management Agreement"), by and between the Borrower and the Management Company (all as amended, restated, supplemented or modified, collectively the "Contracts" and singularly, a "Contract"), and collaterally assigns and grants to the Lenders a security interest in, and lien on, all right, title and interest of the Assignor in, to, and under such Operating Agreements and Contracts as collateral and security for the Loan and other Obligations.

         G. In accordance with, and pursuant to, that certain management agreement by and between the Management Company and the Borrower dated September 5, 1996 pertaining to the Facilities known as Sunrise of Morris Plains, Sunrise of Old Tappan and Sunrise of Wayne and pursuant to other agreements to be executed for other Facilities, the Management Company has agreed or will agree to manage and operate each of the Facilities (all of such management agreements, together with any and all amendments thereto, extensions thereof and substitutions therefor are herein collectively referred to as the "Management Agreement").

         H. The Management Company and the Borrower have requested that the Agent enter into the Financing Agreement with the Borrower and have requested that the Lenders make the Loan to the Borrower pursuant thereto.

         I. The Lenders have required, as a condition precedent to the execution and delivery of the Financing Agreement and the making of the Loan thereunder, the execution and delivery of this Agreement by both the Management Company and the Borrower.

         J. All capitalized terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, of the respective representations, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loan to the Borrower and as security for the Obligations, the Assignor hereby covenants and agrees with the Agent and amends and restates the Original Collateral Assignment in its entirety as follows:

                                   ARTICLE 1

                          DEFINITIONS AND CONSTRUCTION

         SECTION 1.1 Recitals. The Recitals set forth hereinabove are incorporated herein by reference.

         SECTION 1.2 Definitions. All capitalized terms used in this Collateral Assignment shall have the respective meanings specified in the Financing Agreement, unless the context clearly indicates otherwise.

         SECTION 1.3 Rules of Construction. (a) The words "hereof", "herein", "hereunder" "hereto", and other words of similar import refer to this Collateral Assignment in its entirety.

         (b) The terms "agree" and "agreements" contained herein are intended to include and mean "covenant" and "covenants".

         (c) References to Articles, Sections, and other subdivisions of this Collateral Assignment are to the designated Articles, Sections, and other subdivisions of this Collateral Assignment as originally executed.

         (d) The headings of this Collateral Assignment are for convenience only and shall not define or limit the provisions hereof.

         (e) All references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1. Operating Agreements and Contracts. The Assignor represents and warrants to the Lenders that (a) the Operating Agreements and Contracts will be at the time of execution and delivery thereof valid and binding on the parties thereto, will be at the time of execution and delivery thereof in full force and effect, and will not be evidenced by any chattel paper or instrument, (b) the Assignor has not made any previous collateral assignment of the Operating Agreements or Contracts to any person except for collateral assignments which have been terminated prior to or as of the date hereof, and (c) no financing statement covering any of the Operating Agreements or Contracts is on file in any public office except financing statements in favor of the Lenders and except those which have been terminated prior to or as of the date hereof.

                                  ARTICLE III

                             COLLATERAL ASSIGNMENT

         SECTION 3.1. Collateral Assignment. As security and collateral for the payment and performance of, and compliance with, all of the Obligations, and to the extent permitted under Laws or by the applicable Operating Agreements or Contracts, the Assignor hereby collaterally assigns to the Lenders, and grants to the Lenders, a lien on, and security interest in, all right, title and interest of the Assignor in, to, and under the Operating Agreements and Contracts (as Operating Agreements and Contracts are defined in Recital F of this Collateral Assignment, which Operating Agreements and Contracts shall specifically include, but shall not be limited to, the Management Agreement), together with all cash and non-cash proceeds thereof; provided, however, that nothing contained herein shall impose upon the Lenders any of the obligations or liabilities of the Assignor under any of the Operating Agreements or Contracts and provided further that the Lenders shall not exercise any rights under such Operating Agreements or Contracts unless and until an Event of Default under the Financing Documents has occurred. The Lenders also acknowledge that, in connection with any exercise of such of the security interests or other rights created herein, it may be necessary to obtain approvals of, consents from, or new agreements with, various third parties.

                                   ARTICLE IV

                                   COVENANTS

         Until payment and performance in full of all of the Obligations, the Assignor hereby covenants and agrees as follows:

         SECTION 4.1. Further Assurances. The Assignor shall promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, collateral assignment, continuation statement, security agreement, certificate or other document as the Agent may reasonably require in order to perfect, preserve, maintain, protect, continue and/or extend the collateral assignment, lien or security interest of the Lenders under this Collateral Assignment and its priority. The Assignor shall pay to the Agent on demand all taxes, costs and expenses incurred by the Lenders in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid. Such taxes, costs and expenses shall constitute and become a part of the Obligations.

         SECTION 4.2. Performance under and Amendments to Operating Agreements and Contracts. The Assignor shall fully, promptly and faithfully comply with and perform all of its obligations and duties under all terms of the Operating Agreements and Contracts in accordance with the terms thereof, and will make no changes or amendments to the Operating Agreements and Contracts which are not customarily made in the ordinary course of business and which result in a material adverse effect on the financial condition or operations of the Assignor, or terminate or cancel any of the Operating Agreements and Contracts, other than in the ordinary course of business.
Copies of all amendments to the Operating Agreements and Contracts will be delivered by the Assignor to the Agent.

         SECTION 4.3. Information and Notifications. The Assignor shall promptly notify the Agent in writing of the modification of any of the material provisions of any of the Operating Agreements or Contracts which would result in a materially adverse change in the financial condition or operations of the Assignor.

         SECTION 4.4. Books and Records; Inspections. The Assignor shall at all times keep accurate and complete records of performance by the Assignor under the Operating Agreements and Contracts, and the Agent, or any of its respective agents, shall have the right to call at the place or places of business of the Assignor at reasonable intervals to be determined by the Agent, during normal business hours, and without hindrance or delay, to inspect, audit, check and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Operating Agreements and Contracts.

                                   ARTICLE V

                             DEFAULTS AND REMEDIES

         SECTION 5.1. Remedies upon Default. Subject to the provisions and understandings of Section 3.1 of this Collateral Assignment, upon or at any time after the occurrence and during the continuance of an Event of Default, the Agent may, without notice, without regard to the adequacy of security for the Obligations and in addition to any other remedy which the Lenders may have at law or in equity under the Financing Documents, either in person or by agent with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enforcing any and all rights and remedies of the Assignor under and in connection with any of the Operating Agreements or Contracts, to the extent permitted by Law, and subject to the provisions of the Financing Agreement, Section 3.1 of this Collateral Assignment, the Operating Agreements and the Contracts, make, cancel, enforce or modify any of the Operating Agreements or the Contracts and do any acts which the Agent deems proper to protect the security hereof, including, without limitation, the collateral assignment of any such Operating Agreements or Contracts to third parties, and either with or without taking possession of the Facilities, in its own name as agent for the Lenders sue for or otherwise collect and receive such fees, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including just and reasonable compensation for all of its employees and other agents, to the Obligations.
The Assignor agrees that the failure of the Assignor to comply with any of the covenants contained herein for a period of thirty (30) days after the date the Agent notifies the Assignor in writing shall constitute an immediate Default under the Financing Agreement.

         SECTION 5.2. Indemnification. The Assignor shall and does hereby agree to indemnify and to hold the Lenders harmless of and from any and all liability, loss or damage which it may or might incur under any of the Operating Agreements or the Contracts or by reason of this Collateral Assignment, except those arising from any fraud, willful misconduct or gross negligence of the Lenders, and of and from any and all claims and demands whatsoever which may be asserted against the Lenders, by reason of any alleged obligations or undertaking on its part to perform or discharge any of the terms, covenants or conditions contained in any of the Operating Agreements or the Contracts, except those claims arising by reason of any such alleged obligations or undertakings on the part of the Lenders subsequent to the date on which the Borrower has no legal title or any other interest in the Facilities. Should the Lenders incur any such liability, loss or damage under any of the Operating Agreements or the Contracts or under or by reason of this Collateral Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and attorneys' fees, shall be secured hereby, and the Assignor shall reimburse the Lenders therefor immediately upon demand, with interest at the Post-Default Rate.

                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.1. Continuation of Collateral Assignment. Upon the payment and performance in full of all of the Obligations, this Collateral Assignment shall become and be void and of no effect, but the affidavit of any officer of the Agent showing any part of the Obligations to remain unpaid or unperformed, shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Collateral Assignment, and any Person may and is hereby authorized to rely thereon. A demand on any party under any of the Operating Agreements or Contracts by the Agent for the payment of any moneys to be paid to the Assignor in connection with or under any one of the Operating Agreements or Contracts, upon any Event of Default claimed by the Agent shall be sufficient to warrant such party to make future payments of such moneys to the Agent without the necessity for further consent by the Assignor.

         SECTION 6.2. Successors and Assigns. The rights, powers, privileges and discretions (hereinafter collectively called the "rights") specifically granted to the Lenders are not in limitation of, but in addition to, those to which the Lenders are entitled under any general or local law relating to such collateral assignments. The rights to which the Lenders may be entitled shall inure to the benefit of their successors and assigns. All the rights of the Lenders are cumulative and not alternative and may be enforced successfully or concurrently. Failure of the Lenders to exercise any of their rights shall not impair any of their rights nor be deemed a waiver thereof and no waiver of any of their rights shall be deemed to apply to any other such rights nor shall it be effective unless in writing and signed by the Agent.

         The terms and conditions agreed to by the Assignor and the covenants of the Assignor shall be binding upon its successors and assigns, but this provision does not waive any prohibition of assignment or any requirement of consent to an assignment.

         SECTION 6.3. Waiver of Acceptance by Assignor. The Assignor hereby waives acceptance of this Collateral Assignment by the Lenders.

         SECTION 6.4. Illegality; Severability. If fulfillment of any provision hereof or any transaction related hereto, at the time transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Collateral Assignment in whole or part, then such clause or provision only shall be void as though not herein contained, and the remainder of this Collateral Assignment shall remain operative and in full force and effect.

         SECTION 6.5. Amendments. Neither this Collateral Assignment nor any term, condition, representation, warranty, covenant or agreement hereof may be changed, waived, discharged or terminated orally, but, rather, only by an instrument in writing by the party against whom such change, waiver, discharge or termination is sought.

         SECTION 6.6. Governing Law. This Collateral Assignment shall be governed and construed in accordance with the laws of the Commonwealth of Virginia.

         SECTION 6.7. Duplicate Originals. This Collateral Assignment may be executed in any number of duplicate originals, each of which shall be an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each Assignor has executed this Collateral Assignment by its duly authorized partner or officer, under seal, as of the day and year first above written.

                                    ASSIGNOR:

                                    BORROWER:

WITNESS OR ATTEST:                  SUNRISE EAST ASSISTED LIVING LIMITED
                                    PARTNERSHIP, a Virginia limited partnership

__/s/ Wayne G. Tatusko _    By:     Sunrise Assisted Living
  ---------------------             Investments, Inc., general partner


                                             By: /S/ James S. Pope (SEAL)
                                                ------------------
                                                James S. Pope
                                                Vice President


                                    MANAGEMENT COMPANY:

WITNESS OR ATTEST:                  SUNRISE ASSISTED LIVING MANAGEMENT, INC.,
                                    a Virginia corporation


__/s/ Wayne G. Tatusko      By: /S/ James S. Pope          (SEAL)
  --------------------         ----------------------------
                                       James S. Pope
                                       Vice President